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                          SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


     Filed by the registrant     x

     Filed  by  a  party  other
     than the registrant

     Check the appropriate box:

        Preliminary proxy statement

     x  Definitive proxy statement

        Definitive additional materials

        Soliciting material pursuant  to  Rule
        14a-11(c) or Rule 14a-12

                         APA OPTICS, INC.
         (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of filing fees (Check the appropriate box):

     x  No fee required

        Fee computed on table below per Exchange Act Rules 14a-
        6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

________________________________________________________________
____________________

      (2) Aggregate number of securities to which transaction applies:

________________________________________________________________
____________________

       (3)   Per  unit  price  or  other  underlying  value   of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________
____________________

     (4)  Proposed maximum aggregate value of transaction:
________________________________________________________________
____________________


     (5)  Total fee paid:

________________________________________________________________
____________________

          Fee paid previously with preliminary materials

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. identify the previous filing by registration statement number, or the form or schedule, and the date of filing.

     (1)  Amount previously paid:

________________________________________________________________
____________________

     (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________
____________________

     (3)  Filing Party:

________________________________________________________________
____________________

     (4)  Date Filed:
________________________________________________________________
____________________